Supplement to the May 1, 2007 Prospectus, as supplemented,
                      for Spinnaker Variable Annuity

                      Supplement dated June 5, 2007


The first sentence of the first paragraph under Annual Portfolio Operating Expenses is replaced with the following:

The Portfolio Operating Expenses Table shows the annual operating expenses separately for each Portfolio for the fiscal year ended December 31, 2006.